Exhibit 99.1

Contact: Michelle Hards (240) 313-1816 mlhards@jlg.com
JLG Industries Posts Record First-Quarter Revenues and Earnings,
Net Income up 43%
     McConnellsburg, PA, november 20, 2006 – JLG Industries, Inc. (NYSE: JLG) today announced that its 2007 fiscal first-quarter consolidated revenues were $539 million compared to $478 million during the same period last year. Net income for the quarter totaled $40 million, or 37 cents per share, versus $28 million, or 27 cents per share, for the fiscal first-quarter of 2006. Operating income was $62 million, or 11.5 percent of sales, compared to $50 million, or 10.5 percent, during the same period last year. Cash and cash equivalents were $308 million at October 29, 2006 compared to $231 million a year ago.
     Fiscal first-quarter 2007 net income included $4.1 million ($2.6 million net of tax), or 2 cents per share, of charges related to the proposed merger with a subsidiary of Oshkosh Truck Corporation.
     “For the fourth consecutive year, we have produced record first-quarter revenues despite recent consolidation in the equipment rental industry which has altered ordering patterns for some of our larger customers. Demand for our products continues to mirror the strength in non-residential construction activity as our order board grew sequentially to $845 million from $749 million at the end of July,” stated Bill Lasky, Chairman of the Board, President and Chief Executive Officer. “In addition, we are now shipping Caterpillar-branded telehandlers to Cat dealers around the world and expect this business to grow during the year as we ramp up to full production under the exclusive 20-year private label Alliance agreement.”
     “Excluding the $4.1 million of charges related to the proposed merger with a subsidiary of Oshkosh Truck Corporation, our incremental operating margin was 26% reflecting the effect of our ongoing cost reduction initiatives as well as an improved sales mix,” said Jim Woodward, Executive Vice President and Chief Financial Officer. “In addition, a lower effective tax rate contributed to the increase in net income.”
Fiscal-Year 2007 Outlook
     “As a result of our strengthened order board and insights into most of our major customers’ annual purchasing plans, we now expect that our fiscal 2007 revenue growth will be toward the upper end of our previously announced range of 20 to 25 percent greater than our 2006 revenue level of $2.3 billion. On that basis, we are forecasting earnings per share to be in a range from $1.82 to $1.92. This revised earnings guidance includes $4.1 million in merger-related expenses incurred during the first quarter, but does not include any other expenses that may be incurred in completing or terminating the merger. Our previous guidance of $1.72 to $1.82 did not assume any merger-related expenses.”
(more)

JLG Industries, Inc. – page 2
This revised outlook is based upon JLG as an independent company under current management and does not reflect any post-closing management decisions or impacts of the pending transaction with Oshkosh Truck Corporation.
Special Meeting of Shareholders
     JLG Industries, Inc. will hold a Special Meeting of Shareholders to consider and vote on a proposal to approve the Agreement and Plan of Merger among the company, Oshkosh Truck Corporation and its subsidiary, whereby JLG will become a wholly owned subsidiary of Oshkosh. JLG has mailed the definitive proxy statement and other related materials to its shareholders of record as of November 3, 2006 in connection with this meeting. The meeting is scheduled for December 4, 2006. Pending this meeting and the related transaction, we have not scheduled a conference call to discuss our first-quarter results.
About JLG Industries, Inc.
     JLG Industries, Inc. is the world’s leading producer of access equipment (aerial work platforms and telehandlers). The Company’s diverse product portfolio encompasses leading brands such as JLG® aerial work platforms; JLG, SkyTrak®, Lull® and Gradall® telehandlers; and an array of complementary accessories that increase the versatility and efficiency of these products for end users. JLG markets its products and services through a multi-channel approach that includes a highly trained sales force and utilizes a broad range of marketing techniques, integrated supply programs and a network of distributors in the industrial, commercial, institutional and construction markets. In addition, JLG offers world-class after-sales service and support for its customers. JLG’s manufacturing facilities are located in the United States, Belgium, and France, with sales and service operations on six continents.
Forward-Looking Statements
     This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: (i) general economic and market conditions, including political and economic uncertainty in areas of the world where we do business; (ii) varying and seasonal levels of demand for our products and services; (iii) risks associated with acquisitions; (iv) credit risks from our financing of customer purchases; (v) risks arising from dependence on third-party suppliers; (vi) costs of raw materials and energy; and (vii) risks associated with our pending merger, as well as other risks as detailed in the Company’s SEC reports, including the report on Form 10-K for the year ended July 31, 2006.
     In this release and accompanying tables, we refer to various non-GAAP measures including adjustments to reported GAAP earnings, AFS operations as if accounted for under the equity method, as well as our disclosure
(more)

JLG Industries, Inc. – page 3
of free cash flow, EBITDA and net debt. We believe that these measures are useful to investors in analyzing the Company’s operating performance. For more information, visit www.jlg.com.
     NOTE: Information contained on our website is not incorporated by reference into this press release.
###

JLG Industries, Inc. — Page 4
JLG INDUSTRIES, INC.
FINANCIAL DASHBOARD
(in thousands, except per share data and as otherwise identified)

	Quarter Ended	Fiscal Year		Quarter Ended			Fiscal Year
	October 29,	Ended	July 31,	April 30,	January 29,	October 30,	Ended
	2006	July 31, 2006	2006	2006	2006	2005	July 31, 2005
REVENUES AND PROFITABILITY
Revenues	$539,310	$2,289,396	$687,632	$629,615	$494,426	$477,723	$1,735,030
Gross profit margin	21.6%	19.4%	19.5%	18.8%	19.4%	19.9%	16.6%
EBITDA	75,960	297,930	88,234	90,952	59,400	59,344	154,185
Trailing twelve month EBITDA	314,546	297,930	297,930	280,799	243,633	211,344	154,185
Trailing twelve month EBITDA margin	13.4%	13.0%	13.0%	12.9%	11.9%	11.1%	8.9%
Operating income	62,226	262,984	78,194	84,690	49,734	50,366	120,261
Operating profit margin	11.5%	11.5%	11.4%	13.5%	10.1%	10.5%	6.9%
Net income margin	7.4%	6.5%	7.0%	7.3%	5.5%	5.8%	3.3%

Reported earnings per diluted share (1)	$0.37	$1.40	$0.45	$0.43	$0.26	$0.27	$0.60

IMPACT OF SELECTED ITEMS ON: (2)
income (expense)
PRE-TAX INCOME
Strategic Initiatives/Integration (in both Cost of sales (COS), Selling & administrative and product development (SA&PD))	$—	$(22,019)	$(9,848)	$(7,951)	$(3,375)	$(845)	$(6,261)
Merger related costs (in SA&PD)	(4,149)	—	—	—	—	—	—
Net expenses on early extinguishment of debt	—	(1,939)	(492)	(873)	(574)	—	(6,493)
Currency effects (in Miscellaneous-net)	1,391	(2,767)	21	(2,847)	(672)	731	5,826
Bad debt charges (in SA&PD)	(388)	(6,368)	(1,289)	(234)	(1,336)	(3,509)	(6,977)
Inventory charges (in COS)	(324)	(2,074)	(141)	106	(551)	(1,488)	(4,423)
Early vesting incentives (in both COS, SA&PD)	—	—	—	—	—	—	(1,658)
Other Incentive pay (in both COS, SA&PD)	(5,603)	(25,938)	(9,938)	(6,266)	(4,888)	(4,846)	(22,194)
Estimated net unrecovered steel cost (in COS) (3)	—	(6,005)	—	—	—	(6,005)	(64,753)
Gain related to sale of Gradall excavator product line	—	14,572	—	14,572	—	—	—

NET INCOME
Strategic Initiatives/Integration (in both COS and SA&PD)	—	(13,581)	(6,247)	(4,789)	(2,146)	(503)	(3,846)
Merger related costs (in SA&PD)	(2,634)	—	—	—	—	—	(3,846)
Net expenses on early extinguishment of debt	—	(1,196)	(312)	(526)	(365)	—	(3,988)
Currency effects (in Miscellaneous-net)	883	(1,707)	13	(1,715)	(427)	435	3,578
Bad debt charges (in SA&PD)	(246)	(3,928)	(818)	(141)	(850)	(2,088)	(4,285)
Inventory charges (in COS)	(206)	(1,279)	(89)	64	(350)	(885)	(2,717)
Early vesting incentives (in both COS, SA&PD)	—	—	—	—	—	—	(1,018)
Other Incentive pay (in both COS, SA&PD)	(3,557)	(15,999)	(6,304)	(3,774)	(3,109)	(2,883)	(13,632)
Estimated net unrecovered steel cost (in COS) (3)	—	(3,704)	—	—	—	(3,573)	(39,771)
Gain related to sale of Gradall excavator product line	—	8,988	—	8,777	—	—	—

EARNINGS PER SHARE (1)
Strategic Initiatives/Integration (in both COS and SA&PD)	—	(0.13)	(0.06)	(0.04)	(0.02)	—	(0.04)
Merger related costs (in SA&PD)	(0.02)	—	—	—	—	—	(0.04)
Net expenses on early extinguishment of debt	—	(0.01)	—	—	—	—	(0.04)
Currency effects (in Miscellaneous-net)	0.01	(0.02)	—	(0.02)	—	—	0.04
Bad debt charges (in SA&PD)	—	(0.04)	(0.01)	—	(0.01)	(0.02)	(0.04)
Inventory charges (in COS)	—	(0.01)	—	—	—	(0.01)	(0.03)
Early vesting incentives (in both COS, SA&PD)	—	—	—	—	—	—	(0.01)
Other Incentive pay (in both COS, SA&PD)	(0.03)	(0.15)	(0.06)	(0.04)	(0.03)	(0.03)	(0.14)
Estimated net unrecovered steel cost (in COS) (3)	—	(0.03)	—	—	—	(0.03)	(0.42)
Gain related to sale of Gradall excavator product line	—	0.08	—	0.08	—	—	—

BALANCE SHEET & LIQUIDITY MEASURES
Cash & cash equivalents	$307,947	$328,096	$328,096	$304,895	$183,344	$230,947	$223,597
Trade accounts and finance receivables, net	401,283	445,631	445,631	393,966	379,813	379,393	419,866
Inventories	326,406	212,864	212,864	216,901	227,957	218,881	169,097
Total balance sheet debt	231,006	239,581	239,581	252,047	273,721	278,877	289,351
Limited recourse debt from finance receivables monetizations	19,350	23,719	23,719	28,516	45,318	55,921	63,658
Net debt (4)	(96,291)	(112,234)	(112,234)	(81,364)	45,059	(7,991)	2,096
Net debt (4) to total capitalization	—	—	—	—	7%	—	—
Maximum loss exposure under loss pool agreements related to finance receivable monetizations	6,617	8,818	8,818	8,818	11,346	11,855	22,160
Equity	717,302	675,432	675,432	625,736	566,870	507,140	478,592
Working capital	650,007	607,460	607,460	575,593	523,417	505,787	489,187
Depreciation and amortization	7,106	28,551	6,410	7,701	7,907	6,533	28,899
Capital expenditures, net of retirements	(10,756)	32,241	15,837	9,622	3,653	3,129	13,435
Free cash flow (5)	(15,943)	114,330	30,870	126,423	(53,050)	10,087	267,457

FINANCIAL RATIOS
Days sales outstanding	57.3	51.2	51.2	46.8	62.3	62.7	57.1
Days payables outstanding	50.5	44.2	44.2	45.2	40.6	46.4	50.5
Inventory turnover (annualized)	7.2	7.6	7.6	7.5	7.6	7.8	7.6

(1)	On March 27, 2006, we distributed a two-for-one stock split of our then outstanding common stock. All share and per share data included in this Financial Dashboard and the accompanying consolidated condensed financial statements have been restated to reflect the stock split.

(2)	Net of the quarter and annual effective tax rates. EPS is calculated by dividing the net income (loss) amounts by the respective diluted shares for each period. Individual quarterly net income (loss) per diluted share may not equal the fiscal year EPS due to changes in the number of common shares outstanding during the year. Repositioning charges are reported in COS.

(3)	Net unrecovered steel cost is an estimate based upon a baseline average of steel prices per ton for various types of steel in fiscal 2004 compared to the impact of steel prices incurred for various types of steel. These estimates include assumptions regarding the steel content of and sources of our products and their components. The steel price increases are netted against steel surcharges invoiced to our customers.

(4)	Net debt reflects total balance sheet debt plus off-balance sheet financing, less cash and limited recourse debt from finance receivables monetizations.

(5)	Free cash flow is defined as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt.

JLG Industries, Inc. — Page 5
JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(in thousands, except per share data)
(Quarterly data is unaudited)

	Quarter Ended	Fiscal Year		Quarter Ended			Fiscal Year
	October 29,	Ended	July 31,	April 30,	January 29,	October 30,	Ended
	2006	July 31, 2006	2006	2006	2006	2005	July 31, 2005
Revenues
Net sales	$534,391	$2,268,322	$682,789	$624,686	$488,411	$472,436	$1,713,782
Financial products	2,288	11,093	2,647	2,216	3,256	2,974	11,915
Rentals	2,631	9,981	2,196	2,713	2,759	2,313	9,333

	539,310	2,289,396	687,632	629,615	494,426	477,723	1,735,030
Cost of sales	422,558	1,846,371	553,394	511,552	398,566	382,859	1,447,785

Gross profit	116,752	443,025	134,238	118,063	95,860	94,864	287,245
Gross profit margin	21.6%	19.4%	19.5%	18.8%	19.4%	19.9%	16.6%
Selling and administrative expenses	42,721	164,362	45,975	41,025	39,301	38,061	142,383
Selling & administrative %	7.9%	7.2%	6.7%	6.5%	7.9%	8.0%	8.2%
Product development expenses	7,656	30,251	10,069	6,920	6,825	6,437	24,601
Product development %	1.4%	1.3%	1.5%	1.1%	1.4%	1.3%	1.4%
Merger related costs	4,149	—	—	—	—	—	—
Gain related to sale of Gradall excavator product line	—	(14,572)	—	(14,572)	—	—	—

Income from operations	62,226	262,984	78,194	84,690	49,734	50,366	120,261
Operating profit margin	11.5%	11.5%	11.4%	13.5%	10.1%	10.5%	6.9%
Other income (deductions):
Interest expense (net of interest income)	(1,403)	(17,710)	(2,526)	(4,030)	(6,688)	(4,466)	(28,609)
Miscellaneous, net	2,147	(3,166)	(195)	(3,974)	69	934	1,436

Income before taxes	62,970	242,108	75,473	76,686	43,115	46,834	93,088
Income tax provision	22,990	92,764	27,602	30,499	15,695	18,968	35,915

Net income	$39,980	$149,344	$47,871	$46,187	$27,420	$27,866	$57,173

Return on revenues	7.4%	6.5%	7.0%	7.3%	5.5%	5.8%	3.3%

Earnings per common share	$.38	$1.43	$.45	$.44	$.26	$.27	$.61

Earnings per common share — assuming dilution	$.37	$1.40	$.45	$.43	$.26	$.27	$.60

Cash Dividends per share	$.0050	$.0150	$.0050	$.0050	$.0025	$.0025	$.0100

Average basic shares outstanding	105,591	104,294	105,465	105,088	104,042	102,424	93,058

Average diluted shares outstanding	107,174	106,518	107,199	107,232	106,374	105,112	95,586

JLG Industries, Inc. — Page 6
JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(in thousands, except per share data)
(Quarterly data is unaudited)

	October 29,	July 31,	April 30,	January 29,	October 30,	July 31,
	2006	2006	2006	2006	2005	2005
ASSETS
Current assets
Cash and cash equivalents	$307,947	$328,096	$304,895	$183,344	$230,947	$223,597
Trade accounts and finance receivables, net	401,283	445,631	393,966	379,813	379,393	419,866
Inventories	326,406	212,864	216,901	227,957	218,881	169,097
Assets held for sale	—	—	—	49,941	—	—
Other current assets	39,917	47,613	26,595	42,715	48,417	56,739

Total current assets	1,075,553	1,034,204	942,357	883,770	877,638	869,299
Property, plant and equipment, net	106,033	98,345	87,447	82,746	84,879	85,855
Equipment held for rental, net	25,396	21,477	21,934	36,684	38,401	22,570
Finance receivables, less current portion	23,485	29,193	29,472	26,500	29,688	30,354
Pledged finance receivables, less current portion	4,715	7,668	11,923	18,623	26,589	33,649
Goodwill	57,382	57,388	60,513	60,419	61,598	61,641
Intangible assets, net	73,190	74,142	74,557	75,371	31,795	32,086
Other assets	75,707	74,872	72,197	68,379	64,675	68,143

	$1,441,461	$1,397,289	$1,300,400	$1,252,492	$1,215,263	$1,203,597

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	$3,496	$8,484	$8,447	$6,515	$1,486	$1,496
Current portion of limited recourse debt from finance receivables monetizations	14,590	16,001	16,531	26,558	29,045	29,642
Accounts payable	271,190	233,746	221,342	187,591	200,281	200,323
Accrued expenses	136,270	168,513	120,444	139,689	141,039	148,651

Total current liabilities	425,546	426,744	366,764	360,353	371,851	380,112
Long-term debt, less current portion	208,160	207,378	215,084	221,888	221,470	224,197
Limited recourse debt from finance receivables monetizations, less current portion	4,760	7,718	11,985	18,760	26,876	34,016
Accrued post-retirement benefits	25,748	25,748	25,193	31,797	31,455	31,113
Other long-term liabilities	21,891	19,984	23,152	22,117	28,464	27,233
Provisions for contingencies	38,054	34,285	32,486	30,707	28,007	28,334
Shareholders’ equity
Capital stock:
Authorized shares: 200,000 at $.20 par value
Issued shares: 106,754; fiscal 2006 — 106,751; fiscal 2005 — 103,290	21,351	21,350	21,268	21,100	20,666	20,658
Additional paid-in capital	212,344	209,290	206,710	193,021	165,119	170,367
Retained earnings	497,722	458,276	410,937	365,280	338,124	310,516
Unearned compensation	—	—	—	—	—	(7,397)
Accumulated other comprehensive loss	(14,115)	(13,484)	(13,179)	(12,531)	(16,769)	(15,552)

Total shareholders’ equity	717,302	675,432	625,736	566,870	507,140	478,592

	$1,441,461	$1,397,289	$1,300,400	$1,252,492	$1,215,263	$1,203,597

JLG Industries, Inc. — Page 7
JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOW
(in thousands)
(Quarterly data is unaudited)

	Quarter Ended	Fiscal Year		Quarter Ended			Fiscal Year
	October 29,	Ended	July 31,	April 30,	January 29,	October 30,	Ended
	2006	July 31, 2006	2006	2006	2006	2005	July 31, 2005
OPERATIONS
Net income (loss)	$39,980	$149,344	$47,871	$46,187	$27,420	$27,866	$57,173
Adjustments to reconcile net income (loss) to cash flow from operating activities:
Gain related to sale of Gradall excavator product line	—	(14,572)	—	(14,572)	—	—	—
(Gain) loss on sale of property, plant and equipment	(1)	(383)	(359)	5	57	(86)	948
Gain on sale of equipment held for rental	(42)	(13,745)	(506)	(7,555)	(5,612)	(72)	(11,711)
Non-cash charges and credits:
Depreciation and amortization	7,106	28,551	6,410	7,701	7,907	6,533	28,899
Other	20,012	24,377	971	11,238	5,137	7,031	6,986
Changes in selected working capital items:
Accounts receivable	49,542	(45,350)	(58,188)	(13,080)	(13,268)	39,186	(25,948)
Inventories	(113,624)	(64,712)	5,470	10,368	(30,523)	(50,027)	(15,268)
Accounts payable	37,443	42,312	12,405	35,610	(5,669)	(34)	60,423
Other operating assets and liabilities	(35,652)	33,484	29,722	9,160	(6,722)	1,324	30,623
Changes in finance receivables	752	(2,315)	3,394	(3,645)	(3,415)	1,351	1,877
Changes in pledged finance receivables	(54)	(627)	(65)	(133)	(233)	(196)	36
Changes in other assets and liabilities	(1,163)	(17,613)	1,035	(11,506)	(3,720)	(3,422)	8,374

Cash flow from operating activities	4,299	118,751	48,160	69,778	(28,641)	29,454	142,412

INVESTMENTS
Purchases of property, plant and equipment	(10,781)	(32,597)	(16,065)	(9,643)	(3,744)	(3,145)	(15,443)
Proceeds from the sale of property, plant and equipment	26	739	587	16	34	102	1,060
Purchases of equipment held for rental	(7,058)	(43,527)	(4,246)	(11,890)	(9,270)	(18,121)	(31,249)
Proceeds from the sale of equipment held for rental	90	50,552	3,413	32,396	14,305	438	35,065
Proceeds from the sale of Gradall excavator product line	—	32,992	576	32,416	—	—	—
Cash portion of acquisitions	—	(47,093)	—	(58)	(47,035)	—	(105)
Other	(48)	150	(204)	422	(40)	(28)	366

Cash flow used for investing activities	(17,771)	(38,784)	(15,939)	43,659	(45,750)	(20,754)	(10,306)

FINANCING
Net issuance (repayment) of short-term debt	(5,001)	52	14	26	23	(11)	(6)
Issuance of long-term debt	—	10,000	—	10,000	—	—	156,018
Repayment of long-term debt	(575)	(21,455)	(8,584)	(12,678)	(96)	(97)	(232,666)
Payment of dividends	(534)	(1,584)	(532)	(530)	(264)	(258)	(925)
Net proceeds from issuance of common stock	—	—	—	—	—	—	119,421
Cash proceeds received from the exercise of stock options	75	18,494	493	4,510	13,327	164	19,826
Excess tax benefits from stock-based compensation	42	20,384	—	7,323	13,017	44	—

Cash flow from financing activities	(5,993)	25,891	(8,609)	8,651	26,007	(158)	61,668

CURRENCY ADJUSTMENTS
Effect of exchange rate changes on cash	(684)	(1,359)	(411)	(537)	781	(1,192)	(7,833)

CASH AND CASH EQUIVALENTS
Net change in cash and cash equivalents	(20,149)	104,499	23,201	121,551	(47,603)	7,350	185,941
Beginning balance	328,096	223,597	304,895	183,344	230,947	223,597	37,656

Ending balance	$307,947	$328,096	$328,096	$304,895	$183,344	$230,947	$223,597

JLG Industries, Inc. — Page 8
JLG INDUSTRIES, INC.
CONSOLIDATED SELECTED SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)
(Quarterly data is unaudited)

	Quarter Ended	Fiscal Year		Quarter Ended			Fiscal Year
	October 29,	Ended	July 31,	April 30,	January 29,	October 30,	Ended
	2006	July 31, 2006	2006	2006	2006	2005	July 31, 2005
SEGMENT INFORMATION REVENUES:
North American Distribution	$370,962	$1,704,030	$509,653	$462,772	$369,725	$361,880	$1,329,682
European Distribution	118,915	407,143	137,233	124,521	83,062	62,327	261,602
Rest of World Distribution	47,094	166,820	37,985	40,051	38,329	50,455	129,995
Access Financial Solutions	2,339	11,403	2,761	2,271	3,310	3,061	13,751

	$539,310	$2,289,396	$687,632	$629,615	$494,426	$477,723	$1,735,030

SEGMENT PROFIT (LOSS):
North American Distribution	$55,135	$254,167	$79,554	$75,997	$47,903	$50,713	$114,255
European Distribution	19,367	38,969	14,082	16,032	6,659	2,196	21,489
Rest of World Distribution	10,848	39,411	7,966	8,304	9,001	14,140	32,475
Access Financial Solutions	425	4,937	1,544	1,139	1,166	1,088	4,420
Corporate expense	(23,936)	(77,585)	(25,419)	(17,443)	(15,891)	(18,832)	(58,774)

Segment profit	61,839	259,899	77,727	84,029	48,838	49,305	113,865
Add: AFS’ interest expense	387	3,085	467	661	896	1,061	6,396

Operating income	$62,226	$262,984	$78,194	$84,690	$49,734	$50,366	$120,261

PRODUCT GROUP REVENUES
Aerial work platforms	$299,388	$1,159,778	$360,367	$320,827	$234,710	$243,874	$888,073
Telehandlers	164,429	776,001	254,546	202,637	160,715	158,103	511,766
Excavators	—	26,798	—	865	16,902	9,031	61,562
After-sales service and support, including parts sales, and used and reconditioned equipment sales	70,574	305,745	67,876	100,357	76,084	61,428	252,381
Financial products	2,288	11,093	2,647	2,216	3,256	2,974	11,915
Rentals	2,631	9,981	2,196	2,713	2,759	2,313	9,333

	$539,310	$2,289,396	$687,632	$629,615	$494,426	$477,723	$1,735,030

GEOGRAPHIC REVENUES
United States	$364,914	$1,678,674	$500,788	$456,630	$366,343	$354,913	$1,311,450
Europe	119,344	408,513	138,010	124,621	83,349	62,533	264,032
Other international	55,052	202,209	48,834	48,364	44,734	60,277	159,548

	$539,310	$2,289,396	$687,632	$629,615	$494,426	$477,723	$1,735,030

JLG Industries, Inc. — Page 9
JLG INDUSTRIES, INC.
EBITDA
QUARTERLY PERIODS
(in thousands)

	October 29,	July 31,	April 30,	January 29,	October 30,	July 31,
	2006	2006	2006	2006	2005	2005
Net income	$39,980	$47,871	$46,187	$27,420	$27,866	$35,696
Interest expense	5,884	6,351	6,565	8,378	5,977	6,326
Income tax provision	22,990	27,602	30,499	15,695	18,968	21,716
Depreciation and amortization	7,106	6,410	7,701	7,907	6,533	7,365

EBITDA	$75,960	$88,234	$90,952	$59,400	$59,344	$71,103

We monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings before interest, taxes and depreciation and amortization. EBITDA as presented differs from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

JLG Industries, Inc. — Page 10
JLG INDUSTRIES, INC.
EBITDA AND EBITDA MARGINS
TRAILING TWELVE MONTH PERIODS
(in thousands)

	October 29,	July 31,	April 30,	January 29,	October 30,	July 31,
	2006	2006	2006	2006	2005	2005
Net income	$161,458	$149,344	$137,169	$113,704	$93,768	$57,173
Interest expense	27,178	27,271	27,246	29,235	29,179	32,198
Income tax provision	96,786	92,764	86,878	71,401	60,053	35,915
Depreciation and amortization	29,124	28,551	29,506	29,293	28,344	28,899

EBITDA	$314,546	$297,930	$280,799	$243,633	$211,344	$154,185

Revenues	$2,350,983	$2,289,396	$2,171,343	$2,047,084	$1,906,092	$1,735,030

EBITDA Margin	13.4%	13.0%	12.9%	11.9%	11.1%	8.9%

We monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings before interest, taxes and depreciation and amortization. EBITDA as presented differs from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

JLG Industries, Inc. — Page 11
JLG INDUSTRIES, INC.
NET DEBT
(in thousands)

	October 29,	July 31,	April 30,	January 29,	October 30,	July 31,
	2006	2006	2006	2006	2005	2005
Revolving credit facilities	$—	$—	$—	$—	$—	$—
Cash management facilities	—	—	—	—	—	—
$125 million senior notes	89,545	89,545	97,545	109,975	109,975	109,975
$175 million senior subordinated notes	113,750	113,750	113,750	113,750	113,750	113,750
Miscellaneous debt	13,311	18,886	19,455	9,678	4,751	4,859
Fair value of interest rate swaps	(7,419)	(8,898)	(9,908)	(7,799)	(8,428)	(5,909)
Gain on terminated interest rate swap	2,469	2,579	2,689	2,799	2,908	3,018

Bank debt and notes	211,656	215,862	223,531	228,403	222,956	225,693
Limited recourse debt from finance receivables monetizations *	19,350	23,719	28,516	45,318	55,921	63,658

Total balance sheet debt	231,006	239,581	252,047	273,721	278,877	289,351
Less: cash and cash equivalents	307,947	328,096	304,895	183,344	230,947	223,597
Less: limited recourse debt from finance receivables monetizations	19,350	23,719	28,516	45,318	55,921	63,658

Net debt	$(96,291)	$(112,234)	$(81,364)	$45,059	$(7,991)	$2,096

Shareholders’ Equity	$717,302	$675,432	$625,736	$566,870	$507,140	$478,592

Net Debt-to-Net Debt plus Shareholders’ Equity	—	—	—	7%	—	—

Total Balance Sheet Debt-to-Total Balance Sheet Debt plus Shareholders’ Equity	24%	26%	29%	33%	35%	38%

* Maximum loss exposure under loss pool agreements related to finance receivable monetizations	$6,617	$8,818	$8,818	$11,346	$11,855	$22,160

We monitor our net debt, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. We define net debt as the sum of total balance sheet debt and other off-balance sheet financing, minus cash and limited recourse debt arising from our monetizations of customer finance receivables.

JLG Industries, Inc. — Page 12
JLG INDUSTRIES, INC.
FREE CASH FLOW
(in thousands)

	Quarter Ended	Fiscal Year		Quarter Ended			Fiscal Year
	October 29,	Ended	July 31,	April 30,	January 29,	October 30,	Ended
	2006	July 31, 2006	2006	2006	2006	2005	July 31, 2005
Net income	$39,980	$149,344	$47,871	$46,187	$27,420	$27,866	$57,173
Adjustments to reconcile net income to cash flow from operating activities:
Non-cash items	27,075	24,228	6,516	(3,183)	7,489	13,406	25,122
Accounts receivable	49,542	(45,350)	(58,188)	(13,080)	(13,268)	39,186	(25,948)
Inventories	(113,624)	(64,712)	5,470	10,368	(30,523)	(50,027)	(15,268)
Other current assets	(13,716)	17,653	(7,860)	11,633	4,345	9,535	(12,553)
Accounts payable	37,443	42,312	12,405	35,610	(5,669)	(34)	60,423
Accrued expenses	(21,936)	15,831	37,582	(2,473)	(11,067)	(8,211)	43,176
Finance receivables	752	(2,315)	3,394	(3,645)	(3,415)	1,351	1,877
Other cash from operations	(1,163)	(17,613)	1,035	(11,506)	(3,720)	(3,422)	8,374
Purchases of property, plant and equipment	(10,781)	(32,597)	(16,065)	(9,643)	(3,744)	(3,145)	(15,443)
Proceeds from the sale of property, plant and equipment	26	739	587	16	34	102	1,060
Purchases of equipment held for rental	(7,058)	(43,527)	(4,246)	(11,890)	(9,270)	(18,121)	(31,249)
Proceeds from the sale of equipment held for rental	90	50,552	3,413	32,396	14,305	438	35,065
Proceeds from the sale of Gradall excavator product line	—	32,992	576	32,416	—	—	—
Cash portion of acquisitions	—	(47,093)	—	(58)	(47,035)	—	(105)
Other cash from investments	(48)	150	(204)	422	(40)	(28)	366
Payment of dividends	(534)	(1,584)	(532)	(530)	(264)	(258)	(925)
Net proceeds from issuance of common stock	—	—	—	—	—	—	119,421
Cash proceeds received from the exercise of stock options	75	18,494	493	4,510	13,327	164	19,826
Excess tax benefits from stock-based compensation	42	20,384	—	7,323	13,017	44	—
Effect of exchange rate changes on cash	(684)	(1,359)	(411)	(537)	781	(1,192)	(7,833)
Seller financing	—	(5,000)	—	—	(5,000)	—	—
Other (1)	(1,424)	2,801	(966)	2,087	(753)	2,433	4,898

Free Cash Flow	$(15,943)	$114,330	$30,870	$126,423	$(53,050)	$10,087	$267,457

(1)	Includes changes in other off-balance sheet debt.
In addition to measuring our cash flow generation and usage based upon the Statements of Cash Flows, we also measure our free cash flow.
We define free cash flow as cash flow from operating activities, investing activities, payment of dividends, cash proceeds received from the exercise of stock options, excess tax benefits from stock-based compensation and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt. Our measure of free cash flow may not be comparable to similarly titled measures being disclosed by other companies and is not a measure of financial performance that is in accordance with GAAP. We utilize free cash flow to explain the change in our net debt position from the prior period.

JLG Industries, Inc. – Page 13
JLG INDUSTRIES, INC.
STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	Three Months Ended		Three Months Ended		Three Months Ended
	October 29,	October 30,	October 29,	October 30,	October 29,	October 30,
	2006	2005	2006	2005	2006	2005
Revenues
Net sales	$534,391	$472,436	$534,391	$472,436	$—	$—
Financial products	2,288	2,974	—	—	2,288	2,974
Rentals	2,631	2,313	2,580	2,226	51	87

	539,310	477,723	536,971	474,662	2,339	3,061
Cost of sales	422,558	382,859	422,487	382,793	71	66

Gross profit	116,752	94,864	114,484	91,869	2,268	2,995
Selling and administrative expenses	42,721	38,061	41,265	37,215	1,456	846
Product development expenses	7,656	6,437	7,656	6,437	—	—
Merger related costs	4,149	—	4,149	—	—	—

Income from operations	62,226	50,366	61,414	48,217	812	2,149
Other income (deductions):
Interest expense, net of interest income	(1,403)	(4,466)	(1,016)	(3,405)	(387)	(1,061)
Miscellaneous, net	2,147	934	2,147	934	—	—

Income before taxes	62,970	46,834	62,545	45,746	425	1,088
Income tax provision	22,990	18,968	22,835	18,527	155	441
Equity in income of Access Financial Solutions	—	—	270	647	—	—

Net income	$39,980	$27,866	$39,980	$27,866	$270	$647

Earnings per common share	$.38	$.27

Earnings per common share - assuming dilution	$.37	$.27

Cash dividends per share	$.005	$.0025

Weighted average shares outstanding	105,591	102,424

Weighted average shares outstanding - assuming dilution	107,174	105,112

JLG Industries, Inc. — Page 14
JLG INDUSTRIES, INC.
BALANCE SHEETS
(in thousands, except per share data)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	October 29,	July 31,	October 29,	July 31,	October 29,	July 31,
	2006	2006	2006	2006	2006	2006
ASSETS
Current assets
Cash and cash equivalents	$307,947	$328,096	$307,947	$328,096	$—	$—
Trade accounts and finance receivables — net	401,283	445,631	358,271	405,003	43,012	40,628
Inventories	326,406	212,864	326,406	212,864	—	—
Other current assets	39,917	47,613	39,917	47,613	—	—

Total current assets	1,075,553	1,034,204	1,032,541	993,576	43,012	40,628
Property, plant and equipment — net	106,033	98,345	105,957	98,253	76	92
Equipment held for rental — net	25,396	21,477	25,347	21,384	49	93
Finance receivables, less current portion	23,485	29,193	—	—	23,485	29,193
Pledged receivables, less current portion	4,715	7,668	—	—	4,715	7,668
Goodwill	57,382	57,388	57,382	57,388	—	—
Intangible assets — net	73,190	74,142	73,190	74,142	—	—
Investment in Access Financial Solutions	—	—	43,800	43,530	—	—
Receivable from Access Financial Solutions	—	—	5,262	8,403	—	—
Other assets	75,707	74,872	75,567	74,899	140	(27)

	$1,441,461	$1,397,289	$1,419,046	$1,371,575	$71,477	$77,647

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	$3,496	$8,484	$3,496	$8,484	$—	$—
Current portion of limited recourse debt from finance receivables monetizations	14,590	16,001	—	—	14,590	16,001
Accounts payable	271,190	233,746	271,190	233,746	—	—
Accrued expenses	136,270	168,513	136,021	168,458	249	55

Total current liabilities	425,546	426,744	410,707	410,688	14,839	16,056
Long-term debt, less current portion	208,160	207,378	208,160	207,378	—	—
Limited recourse debt from finance receivables monetizations, less current portion	4,760	7,718	—	—	4,760	7,718
Payable to JLG Industries, Inc.	—	—	—	—	5,262	8,403
Accrued post-retirement benefits	25,748	25,748	25,748	25,748	—	—
Other long-term liabilities	21,891	19,984	21,891	19,984	—	—
Provisions for contingencies	38,054	34,285	35,238	32,345	2,816	1,940
Shareholders’ equity
Capital stock:
Authorized shares: 200,000 at $.20 par value
Issued and outstanding shares:106,754 shares; fiscal 2006 – 106,751 shares	21,351	21,350	21,351	21,350	30,000	30,000
Additional paid-in capital	212,344	209,290	212,344	209,290	—	—
Retained earnings	497,722	458,276	497,722	458,276	13,800	13,530
Accumulated other comprehensive loss	(14,115)	(13,484)	(14,115)	(13,484)	—	—

Total shareholders’ equity	717,302	675,432	717,302	675,432	43,800	43,530

	$1,441,461	$1,397,289	$1,419,046	$1,371,575	$71,477	$77,647

JLG Industries, Inc. — Page 15
JLG INDUSTRIES, INC.
STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	Three Months Ended		Three Months Ended		Three Months Ended
	October 29,	October 30,	October 29,	October 30,	October 29,	October 30,
	2006	2005	2006	2005	2006	2005
Operations
Net income	$39,980	$27,866	$39,980	$27,866	$270	$647
Adjustments to reconcile net income to cash flow from operating activities:
(Gain) loss on sale of property, plant and equipment	(1)	(86)	(1)	(86)	—	—
(Gain) loss on sale of equipment held for rental	(42)	(72)	(42)	(72)	—	—
Non-cash charges and credits:
Depreciation and amortization	7,106	6,533	7,046	6,451	60	82
Other	20,012	7,031	19,215	6,733	797	298
Changes in selected working capital items:
Accounts receivable	49,542	39,186	48,264	48,344	1,278	(9,158)
Inventories	(113,624)	(50,027)	(113,624)	(50,027)	—	—
Accounts payable	37,443	(34)	37,443	(34)	—	—
Other operating assets and liabilities	(35,652)	1,324	(35,846)	1,285	194	39
Changes in finance receivables	752	1,351	—	—	752	1,351
Changes in pledged finance receivables	(54)	(196)	—	—	(54)	(196)
Changes in other assets and liabilities	(1,163)	(3,422)	(1,009)	(3,395)	(154)	(27)

Cash flow from operating activities	4,299	29,454	1,426	37,065	3,143	(6,964)

Investments
Purchases of property, plant and equipment	(10,781)	(3,145)	(10,781)	(3,145)	—	—
Proceeds from the sale of property, plant and equipment	26	102	26	102	—	—
Purchases of equipment held for rental	(7,058)	(18,121)	(7,058)	(18,121)	—	—
Proceeds from the sale of equipment held for rental	90	438	90	438	—	—
Investment in income of Access Financial Solutions	—	—	(270)	(647)	—	—
Other	(48)	(28)	(48)	(28)	—	—

Cash flow used for investing activities	(17,771)	(20,754)	(18,041)	(21,401)	—	—

Financing
Net decrease in short-term debt	(5,001)	(11)	(5,001)	(11)	—	—
Repayment of long-term debt	(575)	(97)	(575)	(97)	—	—
Change in receivable from Access Financial Solutions	—	—	3,141	(6,965)	—	—
Change in payable to JLG Industries, Inc.	—	—	—	—	(3,141)	6,965
Payment of dividends	(534)	(258)	(534)	(258)	—	—
Cash proceeds received from the exercise of stock options	75	164	75	164	—	—
Excess tax benefits from stock-based compensation	42	44	42	44	—	—

Cash flow from financing activities	(5,993)	(158)	(2,852)	(7,123)	(3,141)	6,965

Currency Adjustments
Effect of exchange rate changes on cash	(684)	(1,192)	(682)	(1,191)	(2)	(1)

Cash and Cash Equivalents
Net change in cash and cash equivalents	(20,149)	7,350	(20,149)	7,350	—	—
Beginning balance	328,096	223,597	328,096	223,597	—	—

Ending balance	$307,947	$230,947	$307,947	$230,947	$—	$—